UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2019

CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)

DE	001-11590	51-0064146
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
909 Silver Lake Boulevard, Dover, DE 19904
(Address of principal executive offices, including Zip Code)
(302) 734-6799
(Registrant's Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report.)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2019, the Board of Directors (the "Board") of Chesapeake Utilities Corporation (the "Company") increased the size of the Board from ten to eleven directors and appointed Lila A. Jaber to fill the resulting vacancy, effective January 1, 2020. Ms. Jaber will serve as a Class II director and it is expected that she will stand for election at the 2020 Annual Meeting of Stockholders. The Board determined that Ms. Jaber qualifies as an independent director under the New York Stock Exchange listing standards and the applicable requirements of the Securities and Exchange Commission.
Ms. Jaber will receive the standard non-employee director compensation for serving on the Board, representing the pro-rata portions of the annual non-employee cash retainer of $80,000 and annual non-employee equity retainer valued at $70,000 for the January 2020 through May 2020 term. The number of shares comprising the equity retainer will be determined based upon the closing sale price of the Company’s common stock on December 31, 2019, and will be issued to Ms. Jaber on January 1, 2020 upon commencement of her service. The shares will be issued under the 2013 Stock and Incentive Compensation Plan ("SICP"), as amended, and will be fully vested as of the date of the issuance. The terms of the SICP are fully described in the Company’s Proxy Statement dated March 29, 2013, in connection with the Company’s 2013 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2013. Ms. Jaber will also be reimbursed for normal business expenses incurred in connection with attending meetings and performing other Board-related services.
There is no arrangement or understanding between Ms. Jaber and any other person pursuant to which Ms. Jaber was appointed as one of our directors. There are no transactions between Ms. Jaber, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.
A copy of the Company’s press release regarding Ms. Jaber’s appointment, which was issued on November 12, 2019, is attached as Exhibit 99.1 and includes biographical information for Ms. Jaber.
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibit 99.1 - Press Release of Chesapeake Utilities Corporation, dated November 12, 2019.
Exhibit 104 - Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Beth W. Cooper
Beth W. Cooper
Executive Vice President, Chief Financial Officer, and Assistant Corporate Secretary

Date: November 12, 2019